SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 26, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                    1-10126                   76-0262791
--------------------------------------------------------------------------------
 (State or other           (Commission                (IRS Employer
  jurisdiction of           File Number)               Identification
  incorporation)                                       Number)


1999 Broadway, Suite 4300, Denver, CO                      80202
 -------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On September 19, 2001 the Registrant issued a press release and filed a Form 8-K announcing it had received a proposal from Valhi, Inc.("Valhi") that Registrant and Valhi exchange the 40,350,931 shares of common stock of NL Industries, Inc. held by Registrant and Valhi for a combination of newly issued shares of the common stock of Titanium Metals Corporation ("TIMET") and TIMET debt securities. The original offer letter to Registrant from Valhi is attached hereto as Exhibit 99.1 which is incorporated herein by reference.



Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.  Exhibit List
           --------  -----------------------------------------------------------

           99.1 Original Offer Letter dated September 19, 2001 received by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TREMONT CORPORATION
                                       (Registrant)




                                      By: /s/ Joan H. Prusse
                                         -------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                            and Assistant Secretary




Date: September 26, 2001

                                                                    Exhibit 99.1
VALHI

Steven L. Watson
President
(972) 450-4216

                               September 19, 2001

Board of Directors                                        Board of Directors
Titanium Metals Corporation                               Tremont Corporation
1999 Broadway                                             1999 Broadway
Suite 4300                                                Suite 4300
Denver, Colorado 80202                                    Denver, Colorado 80202

Ladies and Gentlemen:

     Valhi, Inc. and Tremont Corporation own 30,135,390 shares and 10,215,541 shares, respectively, of the common stock of NL Industries, Inc., representing approximately 81.5% of the outstanding shares of NL.

     Valhi believes TIMET's acquisition of the NL shares held by Valhi and Tremont in a transaction in which each NL share would be exchanged for 1.65 to
2.00 shares of newly-issued TIMET common stock plus TIMET debt securities in the principal amount of $10.00 to $12.00, with terms to be appropriately determined, would provide an attractive investment opportunity for TIMET at a fair and reasonable price for all parties. Such an acquisition would, among other things,
(i) allow TIMET to diversify into an industry that historically would moderate TIMET's business cycles, (ii) provide a significant and consistent level of profitability to offset TIMET's inconsistent financial results, (iii) improve access to capital resources and markets as a result of a significantly larger asset and capital base, (iv) facilitate future growth through expansion of current operations and potential acquisitions (v) provide for opportunities to achieve administrative cost savings and (vi) result in TIMET and NL becoming members of the same consolidated tax group, which could provide significant tax benefits to TIMET.

         Your prompt consideration and response to this proposal is appreciated.

                                                 Sincerely,


                                                 /s/ Steven L. Watson, President
                                                 Steven L. Watson, President



Valhi, Inc.
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240